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                                                                   EXHIBIT 99.1

DUNN COMPUTER CORPORATION

CONSOLIDATED BALANCE SHEET (UNAUDITED)

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                                                                                     MARCH 31,
                                                                                       2000
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                                                                                    (unaudited)

                                      ASSETS

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      Current assets.........................................................
         Cash and cash equivalents...........................................        $     1,010,898
         Accounts receivable, net............................................              4,828,072
         Inventory, net......................................................              7,274,454
         Deferred Tax Asset..................................................              1,330,262
         Income Tax Receivable...............................................                585,769
         Prepaid Expenses and other current assets...........................                243,746
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      Total current assets...................................................             15,273,201

         Property and equipment, net.........................................              1,068,230
         Equipment on Lease, net.............................................              3,221,137
         Goodwill and other intangible assets, net...........................              3,413,228
         Investments.........................................................                150,000
         Other assets........................................................                 81,731
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      Total assets...........................................................        $    23,207,527
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                       LIABILITIES AND STOCKHOLDERS' EQUITY

      Current liabilities....................................................
          Accounts payable...................................................        $     4,265,349
          Accrued expenses...................................................              5,701,205
          Accrued litigation Costs...........................................                      -
          Notes payable, current.............................................                435,450
          Unearned revenue...................................................              2,306,464
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      Total Current Liabilities..............................................             12,708,468

         Notes payable, long-term portion....................................                337,337
         Line of Credit - long-term..........................................              1,792,121

      Stockholders' equity

          Preferred Stock $.001 par value; 2,000,000 share
                    authorized, no shares issued and
                 outstanding.................................................                      3
          Common Stock, $.001 par value: 20,000,000 shares
                    authorized, 9,424,680 shares issued and
                 outstanding;................................................                  9,650
          Additional paid in capital.........................................             43,194,922
          Treasury Stock, 400,000 shares;....................................             (3,432,500)
          Retained Earnings..................................................            (31,402,474)
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      Total Stockholders' equity.............................................              8,369,601
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      Total liabilities and stockholders' equity.............................           $ 23,207,527
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